PAGE>

                        [MONTGOMERY FINANCIAL CORPORATION]




                              September 22, 1997



Dear Stockholder:

     You are cordially invited to attend the First Annual Meeting of Stockholders (the "Annual Meeting") of Montgomery Financial Corporation (the "Company"). The Annual Meeting will be held at the main office of the Company located at 119 East Main Street, Crawfordsville, Indiana, on Tuesday, October 21, 1997 at 2:00 p.m., Crawfordsville, Indiana time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

        It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Montgomery Financial Corporation are sincerely appreciated.

                              Sincerely,




                              Earl F. Elliott
                              Chief Executive Officer and President

                      MONTGOMERY FINANCIAL CORPORATION
                             119 East Main Street
                       Crawfordsville, Indiana 47933
                              (765) 362-4710

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To be Held on October 21, 1997

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Montgomery Financial Corporation (the "Company") will be held at the Company's office located at 119 East Main Street, Crawfordsville, Indiana at 2:00 p.m., Crawfordsville, Indiana time, on Tuesday, October 21, 1997.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

      1.  The election of three directors of the Company;

      2. The ratification of the appointment of Geo. S. Olive & Co. LLC as the auditors of the Company for the fiscal year ending June 30, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on August 31, 1997 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                  BY ORDER OF THE BOARD OF DIRECTORS



                                  Earl F. Elliott
                                  Chief Executive Officer and President


Crawfordsville, Indiana
September 22, 1997

------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE
EXPENSE OF
FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING.  A
SELF-
ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS
REQUIRED
IF MAILED WITHIN THE UNITED STATES.
------------------------------------------------------------------------------

                               PROXY STATEMENT

                      MONTGOMERY FINANCIAL CORPORATION
                           119 East Main Street
                       Crawfordsville, Indiana 47933
                              (765) 362-4710

                       ANNUAL MEETING OF STOCKHOLDERS
                               October 21, 1997


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Montgomery Financial Corporation (the "Company"), the parent company of Montgomery Savings, A Federal Association ("Montgomery Savings" or the "Association"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's office located at 119 East Main Street, Crawfordsville, Indiana on Tuesday, October 21, 1997, at 2:00 p.m., Crawfordsville, Indiana time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting, a proxy card and this Proxy Statement are first being mailed to stockholders on or about September 22, 1997.

     At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of three directors and the appointment of Geo. S. Olive & Co. LLC as auditors for the Company.

Vote Required and Proxy Information

     All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the director nominees and the other proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Directors shall be elected by a plurality of the votes of the shares present or represented by proxy at the Meeting. The appointment of Geo. S. Olive & Co. LLC as auditors requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain and broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Secretary, Montgomery Financial Corporation, 119 East Main Street, Crawfordsville, Indiana 47933.

Voting Securities and Certain Holders Thereof

     Stockholders of record as of the close of business on August 31, 1997 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,653,032 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of those persons or entities known by management to beneficially own more than five percent of the Common Stock and all directors and executive officers of the Company and the Association as a group.


                                                      Shares
                                                    Beneficially   Percent of
                Beneficial Owner                       Owned          Class
------------------------------------------------    ------------   ----------


Montgomery Financial Corporation                     132,250(1)       8.0%
Employee Stock Ownership Plan
119 East Main Street
Crawfordsville, Indiana 47933

Directors and executive officers of the Company       77,577(2)       4.7%
 and the Association, as a group (8 persons)

________________

(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), none of which have been allocated to accounts of participants. Community Trust & Investment Company, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account or allocated shares for which no voting instructions are received are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) Includes shares held directly, as well as in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power.

                       PROPOSAL I - ELECTION OF DIRECTORS

     The Company's Board of Directors is presently composed of seven members, each of whom is also a director of the Association. Directors of the Company are generally elected to serve for a three-year term or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

     The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. There are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                  Shares of
                                                                 Common Stock
                                                                 Beneficially
                                                                  Owned at      Percent
                                              Director  Term to   August 31,     of
  Name              Age    Position(s) Held   Since(1)  Expire     1997(2)       Class
-----------------   ---    ----------------   --------  -------  ------------  --------

                                   NOMINEES

Earl F. Elliott      63    Director, Chief     1973     1997       13,054        *
                           Executive Officer
                           and President

Mark E. Foster       44    Director            1990     1997        2,051        *
Robert C. Wright     52    Director            1996     1997        5,186        *


                        DIRECTORS CONTINUING IN OFFICE

Joseph M. Malott     59    Director            1978     1998        9,327        *
J. Lee Walden        49    Director, Vice      1995     1998        7,461        *
                           President, Chief
                           Operating Officer
                           and Chief
                           Financial Officer
John E. Woodward     69    Director            1975     1999        9,327        *
C. Rex Henthorn      59    Chairman of the     1981     1999       14,327        *
                            Board

________________________

*    Less than 1%.
(1)  Includes service as a director of the Association.
(2) Includes shares held directly, as well as, in retirement accounts, held by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which the named individuals may be deemed to have sole voting and investment power.

     The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Earl F. Elliott. Mr. Elliott is Chief Executive Officer, President and Director of the Company and Chairman of the Board and Chief Executive Officer of the Association. Mr. Elliott first joined the Association in 1973.

Mark E. Foster. Mr. Foster is the General Manager of a retail farm equipment and automobile dealership located in Warren County, Indiana, a position he has held since 1983.

Robert C. Wright. Mr. Wright is the owner and manager of a restaurant located in Vermillion County, Indiana, a position he has held since 1975.

Joseph M. Malott. For the past five years, Mr. Malott has been self-employed as a consultant to financial institutions.

J. Lee Walden. Mr. Walden is currently the Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Association's President and Chief Financial Officer. Mr. Walden first joined the Association in 1984.

John E. Woodward. Mr. Woodward is the President of a collection agency and credit reporting bureau located in Montgomery County, Indiana, a position he has held since 1959.

C. Rex Henthorn. Since 1963, Mr. Henthorn has practiced law in the State of Indiana.

Meetings and Committees of the Board of Directors

     The Company. The Company's Board of Directors meets on a monthly basis. Since the Company was established in April, 1997, three meetings were held in fiscal 1997. The Company does not pay directors a fee.

    The Association. The Association's Board of Directors meets monthly. Additional special meetings may be called by the Chief Executive Officer or the Board of Directors. The Board of Directors met 15 times during the year ended June 30, 1997. During fiscal year 1997, no director of the Association attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. Directors receive an annual stipend of $4,800 plus $200 for each meeting of the Board of Directors attended. In addition, Directors receive $100 for attendance at committee meetings lasting one hour or less and $200 per committee meeting lasting over one hour (except that Messrs. Elliott and Walden receive no fees for attending committee meetings held during their normal working hours). The Association has standing Audit, Nominating and Compensation Committees.

     The members of the Audit Committee are Messrs. Woodward, Malott, Henthorn, and Foster. This Committee is responsible for developing and monitoring Montgomery's audit program. The Committee selects Montgomery's outside auditor and meets with him to discuss the results of the annual audit and any related matters. The members of the Committee also receive and review all the reports and findings and other information presented to them by Montgomery's officers regarding financial reporting policies and practices. Two members of the Committee meet to audit all cash items and teller cash and reconcile such items to the general ledger. The Audit Committee met two times during fiscal 1997.

     The entire Board of Directors acts as the Nominating Committee. The Board as Nominating Committee makes nominations for director candidates for election to the Board of Directors but has no procedures or plans for considering nominees recommended by shareholders. The Board met as Nominating Committee two times in fiscal 1997 to nominate the three persons standing for election identified above.

     The members of the Compensation Committee are Messrs. Malott, Foster, Elliott and Walden. The Compensation Committee reviews and approves all salaries for officers and employees of Montgomery. The Compensation Committee met three times during fiscal 1997.

Executive Compensation

     The following table sets forth information concerning the compensation paid or granted to the Association's and Company's Chief Executive Officer. No other executive officer of the Company had aggregate cash compensation exceeding $100,000.



                            SUMMARY COMPENSATION TABLE

                                                      Long-Term
                                                              Compensation
                                                          --------------------
                                   Annual Compensation           Awards
                                 ----------------------   --------------------
                                                          Restricted
                                                            Stock     Options/   All Other
                                       Salary(1) Bonus    Award(s)     SARs   Compensation
Name and Principal Position      Year     ($)     ($)        ($)       (#)        ($)
---------------------------      ----  -------- -------   ---------- --------- ------------

Earl F. Elliott, Chief           1997  $88,875   $3,000     $24,374    2,752    $34,721(1)
 Executive Officer and           1996   86,275      500         ---      ---     34,039(2)
 President                       1995   82,500    5,000         ---      ---     33,800(3)

___________


(1) Represents $8,500 in Directors and committee fees, a contribution by Montgomery of $6,221 pursuant to its 401(k) plan, and $20,000 of deferred compensation payable to Mr. Elliott upon his retirement.

(2) Represents $8,000 in Directors and committee fees, a contribution by Montgomery of $6,039 pursuant to its 401(k) plan, and $20,000 of deferred compensation payable to Mr. Elliott upon his retirement.

(3) Represents $7,675 in Directors and committee fees, a contribution by Montgomery of $6,125 pursuant to its 401(k) plan, and $20,000 of deferred compensation payable to Mr. Elliott upon his retirement.

     The following table sets forth certain information concerning grants of stock options pursuant to the Company's Stock Option and Incentive Plan to the named officer for the fiscal year ended June 30, 1997.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                            Individual Grant
                  ---------------------------------------------  Potential Realizable
                   Number of                                      Value at Assumed
                  Securities  % of Total                         Annual Rates of Stock
                  Underlying  Options/SARs  Exercise              Price Appreciation
                   Options/   Granted to     or Base                for Option Term
                     SARs     Employees in    Price  Expiration  ---------------------
     Name         Granted #   Fiscal Year    ($/Sh)      Date      5% ($)     10% ($)
--------------    ---------- ------------  --------- ----------  ---------   ---------

Earl F. Elliott     2,752        11.24%     $6.97      02/18/07   $12,063     $30,570




     The following table sets forth certain information concerning the number and value of in-the-money (when the fair market value of the common stock exceeds the exercise price of the option) stock options at June 30, 1997 held by the named executive officer and stock options exercised during fiscal 1997.



          AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                   OPTION/SAR VALUES
                                                                           Value of
                                               Number of                 Unexercised
                                              Unexercised                In-the-Money
                    Shares                  Options/SARs at             Options/SARs at
                   Acquired     Value          FY-End (#)                 FY-End ($)(1)
                  on Exercise Realized  ------------------------- -------------------------
    Name             (#)         ($)    Exercisable Unexercisable Exercisable Unexercisable
----------------- ----------- --------  ----------- ------------- ----------- -------------

Earl F. Elliott      ---       $---         ---         2,752        $---         $8,339


_____________

(1) The value of options held is based upon the IPO price of the Company's common stock of $10.00 per share on June 30, 1997, less the exercise price of $6.97.


     Employment Agreements. The Association has entered into employment agreements with Chief Executive Officer Elliott and President Walden providing for an initial term of three years. The agreements were filed with the OTS as part of the application of the Company for approval to became a savings and loan holding company. The employment agreements became effective upon completion of the Conversion and Reorganization and provide for an annual base salary in an amount not less than each individual's respective current salary and provide for an annual extension subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Association. The agreements also provide for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days's notice of the Association.

     The employment agreements each provide for payment in an amount equal to 299% of the five-year annual average base compensation, in the event a "change in control" of the Association where employment involuntarily terminates in connection with such change in control or within twelve months thereafter. For the purposes of the employment agreements, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. Section 574.3 or
4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's Common Stock. If the employment of Chief Executive Officer Elliott or President Walden had been terminated as of June 30, 1997 under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump such cash payment of approximately $258,000 and $176,000, respectively. The agreements also provide for the continued payment to each employee of health benefits for the remainder of the term of their contract in the event such individual is involuntarily terminated in the event of change in control.

Supplemental Retirement Benefit

     The Association provides for a Supplemental Retirement Benefit to Mr. Elliott. The benefit consists of life insurance on Mr. Elliott's life equal in amount to twice his annual salary in the event of his death prior to retirement. In addition, the Association has agreed to pay Mr. Elliott a cash retirement payment, payable either in a lump sum within 30 days after his date of retirement or, at his election, in equal annual installments of not less than $20,000 over such period of time as he shall elect, in an amount determined pursuant to the following table:

                 Retirement Date
                  Occurs After              Amount of Cash
                 December 31 of:          Retirement Payment
                 --------------           ------------------

                      1994                    $ 40,000
                      1995                      60,000
                      1996                      80,000
                      1997                     100,000

As a condition to his receiving the above-indicated cash retirement payments, Mr. Elliott will be required to enter into a written consulting agreement with the Association obligating him, during the remainder of his lifetime but subject to such limitation as his physical condition might impose, to render such reasonable business consulting and advisory services to the Association as the Board might request, and further obligating him not to enter into or engage in any activity or enterprise that would directly or indirectly involve substantial competition with the Association.

Benefit Plans

     General. The Company currently provides health care benefits to its employees, including hospitalization, disability and major medical insurance, subject to certain deductibles and copayments by employees.

     Incentive Bonus Plan. The Company has an incentive bonus plan which provides for annual cash bonuses to certain officers as a means of recognizing achievement on the part of such employees. The bonuses are determined based on a combination of the Company's and the individual employee's performance during the year. The Company's bonus expense was $25,000 for the fiscal year ended June 30, 1997.

     401(k) Plan. The Company established a qualified, tax-exempt retirement plan with a "cash-or-deferred arrangement" qualifying under Section 401(k) of the Code (the "401(k) Plan"). With certain exceptions, all employees who have attained age 21 and who have completed one year of employment, during which they worked at least 1,000 hours, are eligible to participate in the 401(k) Plan as of the earlier of the first day of the plan year or the next July 1 or January 1. Eligible employees are permitted to contribute up to 15% of their compensation to the 401(k) Plan on a pre-tax basis, up to a maximum of $9,500. The Company matches 100% of the first 7% of each participant's salary reduction contribution to the 401(k) Plan.

    Participant contributions to the 401(k) Plan are fully and immediately vested. Withdrawals are not permitted before age 59 1/2 except in the event of death, disability, termination of employment or reasons of proven financial hardship. With certain limitations, participants may make withdrawals from their accounts while actively employed. Upon termination of employment, the participant's accounts will be distributed, unless he or she elects to defer the payment.

    The 401(k) Plan may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the 401(k) Plan trust fund or divert any of the assets of the 401(k) Plan trust fund to purposes other than the benefit of participants or their beneficiaries. The Company's accrued expense for the Plan was $48,000 and $45,000 for the years ended June 30, 1997 and 1996, respectively.

     Employee Stock Ownership Plan. Concurrent with the Company's organization and public offering an Employee Stock Ownership Plan ("ESOP") was established for the benefit of employees of the Company and its subsidiaries. The ESOP is designed to meet the requirements of an employee stock ownership plan as described at Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The ESOP may borrow in order to finance purchases of the Company's Common Stock.

     The ESOP was funded with a loan in the amount of $1,322,500 from the Company which was used to purchase 132,250 shares of Common Stock pursuant to
the Conversion and Reorganization.   The interest rate of the ESOP loan is
equal to the prime rate of interest on the date the loan is made.

     GAAP generally requires that any borrowing by the ESOP from an unaffiliated lender be reflected as a liability in the Company's consolidated financial statements, whether or not such borrowing is guaranteed by, or constitutes a legally binding contribution commitment of, the Company or the Association. Since the Company financed the ESOP debt, the ESOP debt is eliminated through consolidation and no liability is reflected on the Company's consolidated financial statements. In addition, shares purchased with borrowed funds are, to the extent of the borrowings, excluded from stockholders' equity, representing unearned compensation to employees for future services not yet performed. Consequently, if the ESOP purchases already-issued shares in the open market, the Company's consolidated liabilities will increase to the extent of the ESOP's borrowings, and total and per share stockholders' equity will be reduced to reflect such borrowings. If the ESOP purchases newly issued shares from the Company, total stockholders' equity would neither increase nor decrease, but per share stockholders' equity and per share net income would decrease because of the increase in the number of outstanding shares. In either case, as the borrowings used to fund ESOP purchases are repaid, total stockholders' equity will correspondingly increase.

     All employees of the Company are eligible to participate in the ESOP after they attain age 21 and complete one year of service. Employees are credited for years of service to the Company prior to the adoption of the ESOP for participation and vesting purposes. The Company's contribution to the ESOP is allocated among participants on the basis of compensation. Each participant's account will be credited with cash and shares of Company Common Stock based upon compensation earned during the year with respect to which the contribution is made. Contributions credited to a participant's account are vested on a graduated basis and become fully vested when such participant completes ten years of service. ESOP participants are entitled to receive distributions from their ESOP accounts only upon termination of service. Distributions will be made in cash and in whole shares of the Company's Common Stock. Fractional shares will be paid in cash. Participants will not incur a tax liability until a distribution is made.

     Each participating employee is entitled to instruct the trustee of the ESOP as to how to vote the shares allocated to his or her account. The trustee, Community Trust & Investment Company, is not affiliated with the Company or Montgomery Savings.

     The ESOP may be amended by the Board of Directors, except that no amendment may be made which would reduce the interest of any participant in the ESOP trust fund or divert any of the assets of the ESOP trust fund to purposes other than the benefit of participants or their beneficiaries.

Certain Transactions

     The Association has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under the Association's current policy, all such loans to directors and senior officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility. However, prior to August 1989, the Association waived loan origination fees on loans to directors and employees. The Association has had, and expects to have in the future, banking transactions in the ordinary course of its business with Directors, officers, and their associates. These transactions have been on substantially the same terms, including interest rates, collateral, and repayment terms on extensions of credit, as those prevailing at the same time for comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.

     From time to time the Company has paid fees to Henthorn, Harris & Taylor, P.C., a law firm in which Chairman Henthorn is a principal, for legal services performed for Montgomery. For the year ended June 30, 1997, Montgomery paid fees totalling $3,498 to such law firm for services provided to Montgomery.
In addition, Henthorn, Harris & Taylor, P.C. provides legal services from time to time in connection with loans made by Montgomery Savings, for which services such law firm is compensated by the borrowers.

     At June 30, 1997, the Association's loans to directors, officers and employees totalled approximately $1,233,000 or 6.37% stockholders' equity.

             PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

     At the Meeting, the stockholders will consider and vote on the ratification of the appointment of Geo. S. Olive & Co. LLC as the Company's independent auditors for the Company's fiscal year ending June 30, 1998.

     The Board of Directors of the Company has heretofore renewed the Company's arrangement for Geo. S. Olive & Co. LLC to be the Company's auditors for the fiscal year ending June 30, 1998, subject to ratification by the Company's stockholders. Representatives of Geo. S. Olive & Co. LLC are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" THE
RATIFICATION OF THE APPOINTMENT OF GEO. S. OLIVE & CO. LLC AS THE
COMPANY'S
AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.


                            STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 119 East Main Street, Crawfordsville, Indiana 47933, no later than May 23, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                               OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Association may solicit proxies personally or by telegraph or telephone without additional compensation.


Crawfordsville, Indiana
September 22, 1997


  X  PLEASE MARK VOTES
---- AS IN THIS EXAMPLE

                                  REVOCABLE PROXY
                              MONTGOMERY FINANCIAL CORPORATION


  FIRST ANNUAL MEETING OF STOCKHOLDERS          I.   The election of the following
             OCTOBER 21, 1997                        directors for the terms specified:

   The undersigned hereby appoints the Board                                             FOR    WITHHELD
EXCEPT
of Directors of Montgomery Financial
Corporation ("Company"), and its survivor,
with full power of substitution, to act as           EARL F. ELLIOTT (3-year term)       ---      ---
 ---
attorneys and proxies for the undersigned
to vote all shares of common stock of the            ROBERT C. WRIGHT (3-year term)      ---
---        ---
Company which the undersigned is entitled to
vote at the Annual Meeting of Stockholders           MARK E. FOSTER (3-year term)        ---
---        ---
(the "Meeting"), to be held on Wednesday
October 15, 1997 at the Company's main office,
located at 102 East Main Street, Washington,     INSTRUCTION: To withhold authority to vote
for any individual
Iowa, at 4:30 P.M. local time, and at any and    nominee, mark "Except" and write that nominee's
name in the
all adjournments thereof, as follows:            space provided below.

                                                 ______________________________________________

                                                                                         FOR     AGAINST   ABSTAIN

                                                II.  The ratification of the             ---      ---        ---
                                                     appointment of Geo. S. Olive &
                                                     LLC, independent auditors for
                                                     the Company for the fiscal year
                                                     ending June 30, 1998

                                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE LISTED
                                                PROPOSALS.

  Please be sure to sign and   Date               THIS PROXY WILL BE VOTED AS DIRECTED,
BUT IF NO INSTRUCTIONS
  and date this Proxy in the                    ARE SPECIFIED, THIS PROXY WILL BE VOTED
FOR THE PROPOSALS
  box below.                   -------------    STATED.  IF ANY OTHER BUSINESS IS PRESENTED
AT SUCH MEETING,
                                                THIS PROXY WILL BE VOTED BY THOSE NAMED IN
THIS PROXY
                                                IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME,
THE BOARD
--------------------------------------------    OF DIRECTORS KNOWS OF NO OTHER BUSINESS
TO BE PRESENTED AT
 Stockholder sign above   Co-holder (if any)    THE MEETING.
                          sign above

                                                  THE PROXY IS SOLICITED BY THE BOARD OF
DIRECTORS.

/TABLE

------------------------------------------------------------------------------

    Detach above card, sign, date and mail in postage paid envelope provided.

                         MONTGOMERY FINANCIAL CORPORATION
------------------------------------------------------------------------------

     This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

 The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1997.


                               PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------